UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
 ☐    Preliminary Proxy Statement
 ☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
 ☒    Definitive Additional Materials
 ☐    Soliciting Material under §240.14a-12

FormFactor, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
 ☐    Fee paid previously with preliminary materials.
 ☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! FORMFACTOR, INC. 2026 Annual Meeting Vote by May 14, 2026 11:59 PM ET FORMFACTOR, INC. 7005 SOUTHFRONT ROAD LIVERMORE, CALIFORNIA 94551 V86558-P45448 You invested in FORMFACTOR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2026. Get informed before you vote View the Form 10-K, Notice and Proxy Statement online OR you can receive a free paper or e-mail copy of the proxy material(s) by requesting a copy prior to May 1, 2026. If you would like to view the materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or e-mail copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 15, 2026 3:00 PM PDT www.virtualshareholdermeeting.com/FORM2026 The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/FORM2026. Have the control number that is printed above available and follow the instructions. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. More complete proxy materials are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Rebeca Obregon Jimenez 1b. Sheri Rhodes 1c. Michael D. Slessor 1d. Thomas St. Dennis 1e. Kelley Steven-Waiss 1f. Jorge Titinger 1g. Brian White 2. Amendment to FormFactor’s Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation. 3. Advisory approval of FormFactor’s executive compensation. 4. Amendment to the FormFactor, Inc. 2012 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2012 Equity Incentive Plan by 5,000,000 shares. 5. Ratification of the selection of KPMG LLP as FormFactor’s independent registered public accounting firm for fiscal year 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86559-P45448 For For For For For For For For For For For